Exhibit 10.20

Schedule 4.20 - Material Agreements
Inclusion of an agreement herein shall not be construed as an admission or indication that such agreement is material to Suspect Detection Systems Ltd.

No	Type of Agreement	Name of the Counterparty	Dated
1	Reseller	Comier Trading CO. Ltd.	November 16, 2009
2	Reseller	Asaf Doron	June 27, 2010
3	NDA	Elbit systems and Tadiran Ltd.	September 3, 2008
4	Reseller	Elbit systems and Tadiran Ltd.	October 29, 2008
5	NDA	Accenture	January 29, 2007
6	Finder fee Agreement	Arocon Inc.	March 16, 2006
7	Reseller	Epsilon Investments (GH) Ltd.	July 28, 2009
8	Agent	Mainami Kuku Services Co. Ltd.	April 22, 2010
9	Term sheet and Distribution Agreement	Guemont, S.A. de C.V. SDS LATAM, S.A.P.I de C.V. ("SDS LATAM") dated May 19, 2010.	April 27, 2010 and May 19, 2010
10	Agent	Aims Ltd. (part of Elul group)	October 12, 2005
11	Agent	A.N. security and technology Ltd.	November 15, 2008
12	Agent	IDCC	February 22, 2007
13	Agent	Jacques C. Menahem	December 26, 2006
14	Agent	Primcore Express Inc.	October 28, 2010
15	Agent	ITFS Group	September 25, 2010
16	Agent	Silver Shadow Advanced Securities Systems Ltd.	March 18, 2010
17	Grant agreement	The transportation security administration (TSA)	June 22, 2005
18	Trial management	National Safe Skies Alliance, Inc.	February 6, 2009
19	Agent	Raytheon Company	November 6, 2010
20	Grant agreement	TSA The Science and Technology (S&T)	July 6, 2005
21	Grant agreement	TSA U.S. Department of Transportation	29 September, 2007
22	IL Office of the Chief Scientist grants	Several agreements and letters by IL Chief Scientist, Tnufa, tmura, copies of which were provided to the Purchaser	various
23	NG Investment	Northern Group	June 8, 2006
24	CEO Agreement	Employment agreement (Shabtai Shoval), Consulting agreement (Scientific Driven Systems Ltd.)	December 1, 2008 and May 9, 2010
25	IP - oral agreement with Gal Peleg	Gal Peleg rights for video streaming and tracking – See Section 4.15 of the Disclosure Schedules	January 1, 2010
26	Terms and Conditions of Sale	Mexican Federal Police by Nunvav Inc.	June 19, 2008
27	Terms and Conditions of Sale	Mexican Federal Police – PF by Nunvav Inc.	September 11, 2009
28	Terms and Conditions of Sale	Mexican General Attorney - PGR by Gull de Mexico	September 18, 2008
29	Agency Agreement	Wesley D'aranjo	July 24, 2009.
30	Support Agreement	E8	November 8, 2009
31	Purchase Order	India S.S. B. I Exports PVT Ltd.	Feb 14, 2009